Cboe® Validus S&P 500® Dynamic PutWrite Index ETF Trading Symbol: PUTD Listed on Cboe BZX Exchange, Inc. Summary Prospectus November 28, 2024 www.validusetfs.com

Before you invest, you may want to review the Cboe Validus S&P 500 Dynamic PutWrite Index ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated November 28, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.validusetfs.com. You can also get this information at no cost by calling at (866) 511-9979 or by sending an e-mail request to etfs@validusrm.com.

Investment Objective

The Cboe Validus S&P 500 Dynamic PutWrite Index ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the Cboe® Validus S&P 500® Dynamic PutWrite Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (includes interest expense)	0.04%
Total Annual Fund Operating Expenses	0.64%

(1)	The Fund’s investment adviser, Tidal Investments, LLC (the “Adviser”) will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal period August 9, 2023 (commencement of operations) to July 31, 2024, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio..

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index was developed in 2022 and is administered by Cboe Global Indices, LLC (the “Index Provider”).

Cboe Validus S&P 500 Dynamic PutWrite Index:

The Index employs a rules-driven approach, without the use of leverage, with the goal of identifying a portfolio of written put options on the S&P 500 Index, that when sold in accordance with the Index’s rules driven approach, will collectively provide over the long term a total return that will exceed that of the S&P 500 Index with lower volatility and drawdown. That is, the Fund is designed to be a less risky investment, with fewer and smaller drops in value than the S&P 500 Index. The Index’s rules-driven approach, or methodology, involves selling one-month put options, where the strike prices are based on the current levels of implied volatility (that is, the current expectation of how much the S&P 500 Index’s price level will move in the future). This allows for greater long positions (e.g., selling puts that are more “in the money”) during high-volatility periods, such as after a significant market drop. To minimize and diversify the impact of path dependency (that is, seeking to avoid performance being “locked-in” when it is not the desired outcome) on the option’s performance, the methodology also involves conducting trades five times a month. See “Additional Information about the Index/Terminology” below for more detail.

The Index uses a methodology of identifying a collection of written cash-settled equity index put options (also known as shorting options) on the S&P 500 Index to seek to track the performance of the S&P 500 Index. The Index’s methodology also assumes that the option premiums received from selling the index put options (“S&P 500 Index Puts”), are invested in U.S. Treasury Bills of varying maturities. Accordingly, under normal circumstances, the Index will be comprised of the S&P 500 Index Put options and one- or three-month U.S. Treasury Bills. See “Additional Information about the Fund” below for general information about options.

The Index’s methodology selects the strike prices for the put options using a “dynamic selection process.” That is, the Index’s methodology determines the appropriate strike prices based on the level of implied volatility calculated using the option price of the S&P 500 option chain with nearest regular monthly maturity of the options. The Index’s methodology uses two unique characteristics to seek to develop a portfolio which will improve returns while managing risk:

●	During periods of market volatility, especially when there is a market decline, the methodology will identify put options that can be sold that are more responsive to changes in the price of the S&P 500 (known as higher delta). This means that if the market rebounds, the Index will capture additional gains compared to commonly used putwrite strategies. Additionally, it benefits from the income received by selling these put options.

●	The methodology assumes the sale of put options five times within a trading month. This approach is designed to help reduce the reliance on the specific path or timing of market movements for the Index’s strategy to be successful.

The Index’s methodology uses the sale of put options and investment of the premiums in short-term U.S. Treasury Bills as both a potential source of additional performance and as a tool to reduce its volatility (as compared to the S&P 500 Index). The Index’s methodology uses price data about the S&P 500 Index as well as option implied volatility data developed by the Index Provider to implement the Index’s strategy.

Index Reconstitutions

The Index’s components are selected on a monthly basis during each day of the week that contains the third Friday of such month (or, if there is a holiday during that week, part of the preceding week).

Index Construction

The Index is comprised of a minimum of a “single type” of put option (i.e., one or more put options with the same expiration date, underlying asset, and strike price) and a maximum of five “different types” of put options (e.g.., put options that have different strike prices). In addition, the Index is comprised of one- and three-month U.S. Treasury bills.

The Fund’s Investment Strategy:

In a put writing strategy, the Fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the Fund at a specific price (i.e., the exercise price or strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised, and the Fund would earn the full premium upon the option’s expiration or a portion of the premium upon the option’s early termination. If the market price of the instrument underlying the option drops below the strike price, it is anticipated that the option would be exercised, and the Fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price.

In seeking to obtain exposures comparable to those of the Index, under normal market conditions, the Fund will invest substantially all of its net assets in the investments that make up the Index. That is, the Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the Index components. The Fund will sell cash-settled equity index put options on the S&P 500 Index. The Fund will invest the funds it receives from option premiums in U.S. Treasury Bills of varying maturities.

The Fund does not provide typical long-only exposure to the S&P 500 Index. Instead, the Fund’s returns will primarily come from the collection of premiums on the sale of puts and from interest income earned from Treasury security investments. The Index, and therefore the Fund, may seek to enhance the potential for returns from options premiums by adjusting the strike prices of puts sold based on market volatility. That is, the Index methodology, and therefore the Fund will change the strikes of the put options it sells depending on market volatility in an effort to enhance the premiums it receives on these options. For example, when the markets are more volatile (unpredictable), the Fund will sell put options with higher strike prices (i.e., “in the money”). This will be done to seek to maintain some exposure to the S&P 500 Index, even when the market drops, while also seeking to earn a reasonable amount from the options sold.

When the Fund sells puts, the Fund’s potential return is limited to the amount of option premiums it receives. For at the money puts, the options premiums are based on time value (i.e., an amount a buyer is willing to pay for the possibility that the option could increase in value before expiration). For in the money puts, the premiums are higher because they are based on both time value and intrinsic value (e.g., the Fund receives a limited amount of the S&P 500 Index’s potential upside).

The Index, and therefore the Fund when using a replication strategy, trades five days a week, from Monday to Friday, during the week of the option expiry (the week that includes the third Friday of the month), with the exception of market holidays. Approximately one-fifth of the notional value is traded each day during that week.

From time to time, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the Index components whose risk, return and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s investment adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index component becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund, but not to the Index).

The Fund will hold short-term U.S. Treasury securities, cash, and cash equivalents for margin or as collateral for the put options.

The Fund will concentrate its investments in a particular industry or group of industries (i.e., hold more than 25% of its total assets in the securities of a particular industry or group of related industries), to approximately the same extent as the Index is so concentrated.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities that the Fund has exposure to through the S&P 500 Index Puts may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Put Option Risk. Options may be subject to volatile swings in price influenced by changes in the value of the underlying investment (e.g., the S&P 500 Index). Although the Fund collects premiums on the options it writes, the Fund’s risk of loss if its options expire in-the-money (i.e., the Fund, as the seller of the S&P 500 Index Puts, owes the buyer of the S&P 500 Index Puts) may outweigh the gains to the Fund from the receipt of such option premiums.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include options. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase Fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Implied Volatility Risk. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.

Large-Capitalization Risk. The Fund’s investments are associated with large-capitalization companies (i.e., the largest 500 U.S.-listed companies by market capitalization). The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Market Events Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities and other financial markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. Although U.S. Treasuries are backed by the U.S. government, those government policies may change both in terms of the payment of interest and in the payment of principal. Furthermore, while holding a treasury until maturity can guarantee principal, selling a treasury prior to maturity or buying a treasury subsequent to the issue date may put principal at risk.

The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

ETF Risks.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●	Cash Redemption Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. In addition, the costs of a cash redemption could be imposed on the Fund to the extent they are not offset by a transaction fee payable by the Authorized Participant.
●	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.
●	Trading. Although Shares are listed for trading on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Newer Fund Risk. The Fund is a recently organized management investment company with no limited operating history. As a result, prospective investors do not have a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will maintain an economically viable size.

Passive Investment Risk. The Fund invests in the investments included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general equity market decline.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser   seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Third Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on information and data calculated and published by an independent third party calculation agent (“Third Party Data”). When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in Index Components at all times or may hold securities not included in the Index.

Underlying Index Risk. Neither the Fund’s investment adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.validusetfs.com.

Management

Investment Adviser

Tidal Investments, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2024.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.validusetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.